SUPPLEMENT TO GAM FUNDS, INC. PROSPECTUS DATED APRIL 30, 2001

                                 GAM Global Fund
                             GAM International Fund
                             GAM Pacific Basin Fund
                             GAM Japan Capital Fund
                                 GAM Europe Fund



Effective December 3, 2001, each portfolio of the GAM Funds, Inc. named above will impose a 1.00% redemption fee on shares redeemed (including in connection with an exchange) 90 days or less from their date of purchase. The redemption fee applies to Class A and D shares only.

The redemption fee is not a sales load. Neither the Fund's principal underwriter, nor fund management realizes any of these fees as revenue. The proceeds will be paid directly to the applicable Fund and therefore affect its net asset value ("NAV").

The Board of Directors of the Funds approved the redemption fee, at a meeting held on October 24, 2001, to limit the disruptive effects on the portfolio management of the Funds that result from "market timing" of Fund shares and to protect the interests of long term shareholders. The redemption fee is intended to offset portfolio transaction costs and costs associated with erratic redemption activity, as well as the administrative costs associated with processing redemptions. The Board of Directors also approved resolutions that permit the Fund's Advisors, upon proper notice to shareholders, to impose redemption fees on the GAMerica Capital Fund and/or the GAM American Focus Fund at their discretion, and to impose such fee on any class of shares established in the future which have a front end load.

The redemption fee will only apply to shares purchased on or after December 3, 2001. To the extent that the redemption fee applies, the price you will receive when you redeem your shares is the NAV next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of: 1) the initial cost of the shares redeemed and 2) the NAV of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

For the purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order: 1) from shares acquired prior to December 3, 2001; 2) from shares purchased through the reinvestment of dividends and distributions paid by the Fund; and 3) from all other shares, on a first-purchased, first-redeemed basis. Only shares described in clause 3 above that are redeemed 90 days or less from their date of purchase will be subject to the redemption fee.

The Fund's principal underwriter may, at its discretion, waive the redemption fee upon the death or permanent disability of the shareholder.

To reflect for this redemption fee the tables marked, "Fees and Expenses of the Fund" at pages 7, 13, 19, 25, and 31 of the Prospectus are amended to include:
Redemption Fee (paid directly from your investment upon redemption): Class A and Class D1: 1.00%.

The information contained in this Supplement supersedes any contrary information contained in the Fund's Prospectus. Please be sure to retain this Supplement with your Prospectus.

Supplement dated:   October 26, 2001

--------
1 Class D shares  available only for the GAM  International,  GAM Global and GAM
  Pacific Basin Funds.